Exhibit 10.395

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) is made and entered into as of the 25th day of March, 2015 (the “Effective Date”) by and among the entities listed on the signature page hereto as the “Brogdon Entities”, CHRISTOPHER F. BROGDON, in his individual capacity (“Brogdon”), ADCARE OKLAHOMA MANAGEMENT, LLC, a Georgia limited liability company (“ADK Oklahoma”), ADCARE ADMINISTRATIVE SERVICES, LLC, a Georgia limited liability company (“ADK Admin”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“ADK”), and HEARTH & HOME OF OHIO, INC., an Ohio corporation (“Hearth & Home”) (hereinafter ADK Oklahoma, ADK Admin, ADK and Hearth & Home are sometimes collectively referred to as the “ADK Entities”).

W I T N E S S E T H:

WHEREAS, the Brogdon Entities and Brogdon on one hand and the ADK Entities on the other hand entered into that certain Agreement dated as of February 28, 2014 as amended by that certain Amendment dated as of May 15, 2014 and that certain Second Amendment dated as of October 10, 2014 (the “Second Amendment”) (as amended, the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement and the Note as follows:

I.	Amendments to the Agreement.

1.The Ninth (9th) WHEREAS paragraph in the Second Amendment is hereby deleted in its entirety and the following paragraphs are inserted in lieu thereof:

WHEREAS,    Riverchase has executed in favor of ADK that certain
$177,323.00 promissory note dated October 10, 2014 (the “Riverchase Note”), the initial principal amount of which equals the sum of the $92,323.00 Tax Obligation and the $85,000.00 Principal Obligation paid by ADK on behalf of Riverchase; and

WHEREAS, the Riverchase Note was amended by an amendment dated as of March , 2015 (the “Riverchase Note Amendment”) pursuant to which Riverchase and ADK agreed to increase the principal due under the Riverchase Note by any additional real property tax payments that may be made by ADK with respect to the Riverchase Facility; and

WHEREAS, for purposes of this Agreement, hereinafter, the defined term “Riverchase Note” shall include all increases in principal as a result of any real property tax payments made by ADK as described in the Riverchase Note Amendment;

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2.Section 7 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

7.Sale of Riverchase Facility.    Riverchase is the owner of that certain assisted living facility located at 1851 Data Drive, Hoover, Alabama 35244 (the “Riverchase Facility”). Riverchase and Brogdon agree that upon the closing of the sale of the Riverchase Facility to an arms-length third party purchaser at any time and regardless of whether Hearth & Home has exercised the Option, the Net Sales Proceeds (as hereinafter defined) shall be distributed in the following order:

(a)Net Sales Proceeds shall be paid to ADK in an amount sufficient to satisfy all principal and interest due under the Riverchase Note;

(b)	One-half of the Net Sales Proceeds shall be paid to ADK;

(c)The remaining Net Sales Proceeds shall be paid to ADK to satisfy the Outstanding Obligations and interest (if any) then due under the Note with such payment to be applied in the order of scheduled amortization under the Note; and

(d)	The balance of Net Sales Proceeds shall be paid to ADK.

For purposes hereof, “Net Sales Proceeds” shall mean the gross purchase price for the sale of the Riverchase Facility to an arms-length third party purchaser minus (i) all secured indebtedness of Riverchase and (ii) usual and customary closing costs required to deliver good and marketable title to the purchaser of the Facility but specifically excluding any operating or working capital.

II.	Miscellaneous.

1.All capitalized but undefined terms used herein shall have the meanings ascribed to them in the Agreement as amended.

2.Except as modified hereby, all terms and conditions of the Agreement are and shall remain in full force and effect.

{Signatures on Following Page}

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.
BROGDON ENTITIES:

BAN NH, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

SENIOR NH, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

OAK LAKE, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

KENMETAL, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

LIVING CENTER, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

MEEKER NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

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MCL NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

HARRAH WHITES MEADOWS NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

MEEKER PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

McLOUD PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

HARRAH PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

GL NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

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BROGDON:

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, individually

ADK ENTITIES:

ADCARE OKLAHOMA MANAGEMENT, LLC,

By:	/s/ William McBride
Name:	William McBride
Title:

ADCARE ADMINISTRATIVE SERVICES, LLC,

By:	/s/ William McBride
Name:	William McBride
Title:

HEARTH & HOME OF OHIO, INC.

By:	/s/ William McBride
Name:	William McBride
Title:

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ William McBride
Name:	William McBride
Title:

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